AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2021	2020	Change
Operating Revenues
Service	$38,504	$38,883	(1.0)%
Equipment	5,435	3,896	39.5%
Total Operating Revenues	43,939	42,779	2.7%

Operating Expenses
Cost of revenues
Equipment	5,556	4,092	35.8%
Broadcast, programming and operations	7,538	6,754	11.6%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	7,993	8,342	(4.2)%
Selling, general and administrative	9,382	8,760	7.1%
Asset impairments and abandonments	—	123	—%
Depreciation and amortization	5,809	7,222	(19.6)%
Total Operating Expenses	36,278	35,293	2.8%
Operating Income	7,661	7,486	2.3%
Interest Expense	1,870	2,018	(7.3)%
Equity in Net Income (Loss) of Affiliates	52	(6)	—%
Other Income (Expense) — Net	4,221	803	—%
Income Before Income Taxes	10,064	6,265	60.6%
Income Tax Expense	2,122	1,302	63.0%
Net Income	7,942	4,963	60.0%
Less: Net Income Attributable to Noncontrolling Interest	(392)	(353)	(11.0)%
Net Income Attributable to AT&T	$7,550	$4,610	63.8%
Less: Preferred Stock Dividends	(50)	(32)	(56.3)%
Net Income Attributable to Common Stock	$7,500	$4,578	63.8%

Basic Earnings Per Share Attributable to Common Stock	$1.04	$0.63	65.1%
Weighted Average Common Shares Outstanding (000,000)	7,161	7,187	(0.4)%
Diluted Earnings Per Share Attributable to Common Stock	$1.04	$0.63	65.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,188	7,214	(0.4)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Mar. 31,	Dec. 31,
	2021	2020
Assets
Current Assets
Cash and cash equivalents	$11,342	$9,740
Accounts receivable – net of related allowances for credit loss of $954 and $1,221	16,971	20,215
Inventories	3,347	3,695
Prepaid and other current assets	31,094	18,358
Total current assets	62,754	52,008
Noncurrent Inventories and Theatrical Film and Television Production Costs	15,626	14,752
Property, Plant and Equipment – Net	124,607	127,315
Goodwill	135,168	135,259
Licenses – Net	87,947	93,840
Trademarks and Trade Names – Net	23,043	23,297
Distribution Networks – Net	13,334	13,793
Other Intangible Assets – Net	13,384	15,386
Investments in and Advances to Equity Affiliates	1,805	1,780
Operating Lease Right-Of-Use Assets	24,415	24,714
Deposits on Wireless Licenses	23,406	—
Other Assets	21,496	23,617
Total Assets	$546,985	$525,761
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$19,505	$3,470
Accounts payable and accrued liabilities	48,245	50,051
Advanced billings and customer deposits	5,029	6,176
Dividends payable	3,829	3,741
Total current liabilities	76,608	63,438
Long-Term Debt	160,694	153,775
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	61,886	60,472
Postemployment benefit obligation	14,723	18,276
Operating lease liabilities	21,766	22,202
Other noncurrent liabilities	28,229	28,358
Total deferred credits and other noncurrent liabilities	126,604	129,308
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	129,856	130,175
Retained earnings	41,154	37,457
Treasury stock	(17,342)	(17,910)
Accumulated other comprehensive income	4,199	4,330
Noncontrolling interest	17,591	17,567
Total stockholders’ equity	183,079	179,240
Total Liabilities and Stockholders’ Equity	$546,985	$525,761

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2021	2020
Operating Activities
Net income	$7,942	$4,963
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,809	7,222
Amortization of film and television costs	2,886	2,269
Undistributed earnings from investments in equity affiliates	(47)	39
Provision for uncollectible accounts	321	780
Deferred income tax expense	1,848	259
Net (gain) loss on investments, net of impairments	(119)	(646)
Pension and postretirement benefit expense (credit)	(974)	(748)
Actuarial (gain) loss on pension and postretirement benefits	(2,844)	—
Asset impairments and abandonments	—	123
Changes in operating assets and liabilities:
Receivables	751	1,695
Other current assets, inventories and theatrical film and television production costs	(3,518)	(3,267)
Accounts payable and other accrued liabilities	(3,060)	(3,884)
Equipment installment receivables and related sales	1,190	535
Deferred customer contract acquisition and fulfillment costs	244	105
Postretirement claims and contributions	(343)	(111)
Other - net	(159)	(468)
Total adjustments	1,985	3,903
Net Cash Provided by Operating Activities	9,927	8,866

Investing Activities
Capital expenditures, including $(61) and $(28) of interest during construction	(4,033)	(4,966)
Acquisitions, net of cash acquired	(22,884)	(100)
Dispositions	51	118
(Purchases), sales and settlements of securities and investments, net	(4)	(6)
Advances to and investments in equity affiliates, net	18	(68)
Net Cash Used in Investing Activities	(26,852)	(5,022)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	687	1,742
Issuance of other short-term borrowings	15,485	1,390
Issuance of long-term debt	9,097	4,357
Repayment of long-term debt	(902)	(4,422)
Payment of vendor financing	(1,690)	(791)
Issuance of preferred stock	—	3,869
Purchase of treasury stock	(176)	(5,463)
Issuance of treasury stock	63	58
Dividends paid	(3,741)	(3,737)
Other - net	(340)	(3,102)
Net Cash Provided by (Used in) Financing Activities	18,483	(6,099)
Net increase (decrease) in cash and cash equivalents and restricted cash	1,558	(2,255)
Cash and cash equivalents and restricted cash beginning of year	9,870	12,295
Cash and Cash Equivalents and Restricted Cash End of Period	$11,428	$10,040

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter			Percent
	2021	2020		Change
Capital expenditures
Purchase of property and equipment	$3,972	$4,938		(19.6)%
Interest during construction	61	28		—%
Total Capital Expenditures	$4,033	$4,966		(18.8)%

Cash Paid for Programming and Produced Film/TV Content	$4,508	$4,322		4.3%

Dividends Declared per Common Share	$0.52	$0.52		—%

End of Period Common Shares Outstanding (000,000)	7,140	7,125		0.2%
Debt Ratio	49.6%	45.7%	390	BP
Total Employees	228,470	244,490		(6.6)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2021	2020		Change
Broadband Connections
IP	14,908	14,627		1.9%
DSL	527	688		(23.4)%
Total Broadband Connections	15,435	15,315		0.8%

Voice Connections
Network Access Lines	6,988	8,160		(14.4)%
U-verse VoIP Connections	3,684	4,213		(12.6)%
Total Retail Voice Connections	10,672	12,373		(13.7)%

	First Quarter			Percent
	2021	2020		Change
Broadband Net Additions
IP	90	(32)		—%
DSL	(39)	(42)		7.1%
Total Broadband Net Additions	51	(74)		—%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove the Video and Government Solutions held-for-sale businesses, instead reporting those results in Corporate and Other.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2021	2020	Change
Segment Operating Revenues
Mobility	$19,034	$17,402	9.4%
Business Wireline	6,046	6,266	(3.5)%
Consumer Wireline	3,098	3,111	(0.4)%
Total Segment Operating Revenues	28,178	26,779	5.2%

Segment Operating Contribution
Mobility	6,002	5,788	3.7%
Business Wireline	1,058	1,093	(3.2)%
Consumer Wireline	305	520	(41.3)%
Total Segment Operating Contribution	$7,365	$7,401	(0.5)%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	First Quarter	Percent
2021	2020	Change
Operating Revenues
Service	$14,048	$13,968	0.6%
Equipment	4,986	3,434	45.2%
Total Operating Revenues	19,034	17,402	9.4%

Operating Expenses
Operations and support	11,018	9,569	15.1%
Depreciation and amortization	2,014	2,045	(1.5)%
Total Operating Expenses	13,032	11,614	12.2%
Operating Income	6,002	5,788	3.7%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$6,002	$5,788	3.7%

Operating Income Margin	31.5%	33.3%	(180)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2021	2020	Change
Mobility Subscribers
Postpaid	77,934	75,148	3.7%
Postpaid phone	64,752	63,105	2.6%
Prepaid	18,387	17,808	3.3%
Reseller	6,501	6,736	(3.5)%
Connected Devices	83,286	69,506	19.8%
Total Mobility Subscribers	186,108	169,198	10.0%

First Quarter	Percent
2021	2020	Change
Mobility Net Additions
Postpaid Phone Net Additions	595	163	—%
Total Phone Net Additions	802	120	—%

Postpaid	823	27	—%
Prepaid	279	(45)	—%
Reseller	(68)	(190)	64.2%
Connected Devices	2,517	3,518	(28.5)%
Total Mobility Net Additions	3,551	3,310	7.3%

Postpaid Churn	0.93%	1.08%	(15) BP
Postpaid Phone-Only Churn	0.76%	0.86%	(10) BP

Business Wireline

Business Wireline provides advanced IP-based services, as well as traditional data services to business customers.

Results have been recast to characterize revenues as either service or equipment, consistent with the way we are managing the business unit.

Business Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2021	2020	Change
Operating Revenues
Service	$5,872	$6,091	(3.6)%
Equipment	174	175	(0.6)%
Total Operating Revenues	6,046	6,266	(3.5)%

Operating Expenses
Operations and support	3,710	3,887	(4.6)%
Depreciation and amortization	1,278	1,286	(0.6)%
Total Operating Expenses	4,988	5,173	(3.6)%
Operating Income	1,058	1,093	(3.2)%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$1,058	$1,093	(3.2)%

Operating Income Margin	17.5%	17.4%	10	BP

Consumer Wireline

Consumer Wireline provides broadband, including fiber, and voice communication services primarily to residential customers.

Results have been recast to refine the allocation of shared infrastructure and deferred customer acquisition costs between Consumer Wireline and Video.

Consumer Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2021	2020	Change
Operating Revenues
IP Broadband	$2,205	$2,109	4.6%
Legacy voice and data services	519	581	(10.7)%
Other service and equipment	374	421	(11.2)%
Total Operating Revenues	3,098	3,111	(0.4)%

Operating Expenses
Operations and support	2,031	1,879	8.1%
Depreciation and amortization	762	712	7.0%
Total Operating Expenses	2,793	2,591	7.8%
Operating Income	305	520	(41.3)%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$305	$520	(41.3)%

Operating Income Margin	9.8%	16.7%	(690)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2021	2020	Change
Broadband Connections
Total Broadband Connections	14,146	14,046	0.7%
Fiber Broadband Connections	5,186	4,096	26.6%

Voice Connections
Retail Consumer Switched Access Lines	2,740	3,196	(14.3)%
U-verse Consumer VoIP Connections	3,096	3,630	(14.7)%
Total Retail Consumer Voice Connections	5,836	6,826	(14.5)%

First Quarter	Percent
2021	2020	Change
Broadband Net Additions
Total Broadband Net Additions	46	(73)	—%
Fiber Broadband Net Additions	235	209	12.4%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Results have been recast to conform to the current period's classification of revenues.

Business Solutions Results
Dollars in millions
Unaudited	First Quarter	Percent
2021	2020	Change
Operating Revenues
Wireless service	$1,969	$1,949	1.0%
Wireline service	5,872	6,091	(3.6)%
Wireless equipment	790	710	11.3%
Wireline equipment	174	175	(0.6)%
Total Operating Revenues	8,805	8,925	(1.3)%

Operating Expenses
Operations and support	5,549	5,646	(1.7)%
Depreciation and amortization	1,614	1,609	0.3%
Total Operating Expenses	7,163	7,255	(1.3)%
Operating Income	1,642	1,670	(1.7)%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$1,642	$1,670	(1.7)%

Operating Income Margin	18.6%	18.7%	(10)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. WarnerMedia content is distributed through Basic Networks, Direct-to-Consumer (DTC) or Theatrical, TV Content and Games Licensing. Segment results also include Xandr advertising, Otter Media Holdings and eliminate intercompany transactions between WarnerMedia businesses. Additional information is provided as part of the earnings material on the company’s Investor Relations website.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2021	2020	Change
Segment Operating Revenues
Subscription	$3,830	$3,401	12.6%
Content	3,420	3,303	3.5%
Advertising	1,750	1,477	18.5%
Other	169	254	(33.5)%
Eliminations	(643)	(670)	4.0%
Total Segment Operating Revenues	8,526	7,765	9.8%

Direct Costs
Programming	4,383	3,513	24.8%
Marketing	849	526	61.4%
Other	722	669	7.9%
General and administrative	967	1,222	(20.9)%
Eliminations and other	(518)	(325)	(59.4)%
Depreciation and amortization	163	161	1.2%
Total Operating Expenses	6,566	5,766	13.9%
Operating Income	1,960	1,999	(2.0)%
Equity in Net Income (Loss) of Affiliates	70	15	—%
Total Segment Operating Contribution	$2,030	$2,014	0.8%

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2021	2020	Change
Segment Operating Revenues
Vrio	$743	$887	(16.2)%
Mexico	631	703	(10.2)%
Total Segment Operating Revenues	1,374	1,590	(13.6)%

Segment Operating Contribution
Vrio	(39)	(39)	—%
Mexico	(134)	(145)	7.6%
Total Segment Operating Contribution	$(173)	$(184)	6.0%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	First Quarter	Percent
2021	2020	Change
Operating Revenues	$743	$887	(16.2)%

Operating Expenses
Operations and support	661	783	(15.6)%
Depreciation and amortization	117	147	(20.4)%
Total Operating Expenses	778	930	(16.3)%
Operating Income (Loss)	(35)	(43)	18.6%
Equity in Net Income (Loss) of Affiliates	(4)	4	—%
Operating Contribution	$(39)	$(39)	—%

Operating Income Margin	(4.7)%	(4.8)%	10	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2021	2020	Change
Vrio Video Subscribers	10,559	13,217	(20.1)%

First Quarter	Percent
2021	2020	Change
Vrio Video Net Additions	(383)	(114)	—%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	First Quarter	Percent
2021	2020	Change
Operating Revenues
Wireless service	$439	$467	(6.0)%
Wireless equipment	192	236	(18.6)%
Total Operating Revenues	631	703	(10.2)%

Operating Expenses
Operations and support	620	714	(13.2)%
Depreciation and amortization	145	134	8.2%
Total Operating Expenses	765	848	(9.8)%
Operating Income (Loss)	(134)	(145)	7.6%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$(134)	$(145)	7.6%

Operating Income Margin	(21.2)%	(20.6)%	(60)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2021	2020	Change
Mexico Wireless Subscribers
Postpaid	4,725	4,962	(4.8)%
Prepaid	13,756	13,692	0.5%
Reseller	500	504	(0.8)%
Total Mexico Wireless Subscribers	18,981	19,158	(0.9)%

First Quarter	Percent
2021	2020	Change
Mexico Wireless Net Additions
Postpaid	29	(141)	—%
Prepaid	(2)	108	—%
Reseller	11	32	(65.6)%
Total Mexico Wireless Net Additions	38	(1)	—%

Supplemental AT&T Advertising Revenues

As a supplemental presentation, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets.

Advertising Revenues
Dollars in millions
Unaudited	First Quarter		Percent
	2021	2020	Change
Operating Revenues
WarnerMedia[1]	$1,750	$1,477	18.5%
Video	388	413	(6.1)%
Other	83	76	9.2%
Eliminations	(388)	(413)	6.1%
Total Advertising Revenues	$1,833	$1,553	18.0%
[1] Primarily Basic Networks and Xandr of $466 and $489 for the three months ended March 31, 2021 and 2020. Excludes intrasegment eliminations.

Video

As a supplemental presentation, we are providing a view of our Video business that is accounted for as held-for-sale and included in Corporate and Other. Video provides video, including over-the-top (OTT) services and also sells advertising on video distribution platforms.

Results have been recast to refine the allocation of shared infrastructure and deferred customer acquisition costs between Video and Consumer Wireline.

Video Results
Dollars in millions
Unaudited	First Quarter			Percent
	2021	2020		Change
Operating Revenues
Service	$6,684	$7,397		(9.6)%
Equipment	41	10		—%
Total Operating Revenues	6,725	7,407		(9.2)%

Operating Expenses
Operations and support	5,660	6,020		(6.0)%
Depreciation and amortization[1]	164	591		(72.3)%
Total Operating Expenses	5,824	6,611		(11.9)%
Operating Income	901	796		13.2%
Equity in Net Income (Loss) of Affiliates	—	—		—%
Operating Contribution	$901	$796		13.2%

Operating Income Margin	13.4%	10.7%	270	BP
[1]Includes depreciation on assets that support AT&T U-verse products that provide both video and broadband services to customers over a shared network infrastructure.

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2021	2020		Change
Premium TV Connections	15,885	18,599		(14.6)%

	First Quarter			Percent
	2021	2020		Change
Premium TV Net Additions	(620)	(897)		30.9%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
March 31, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$19,034	$11,018	$8,016	$2,014	$6,002	$—	$6,002
Business Wireline	6,046	3,710	2,336	1,278	1,058	—	1,058
Consumer Wireline	3,098	2,031	1,067	762	305	—	305
Total Communications	28,178	16,759	11,419	4,054	7,365	—	7,365
WarnerMedia	8,526	6,403	2,123	163	1,960	70	2,030
Latin America
Vrio	743	661	82	117	(35)	(4)	(39)
Mexico	631	620	11	145	(134)	—	(134)
Total Latin America	1,374	1,281	93	262	(169)	(4)	(173)
Segment Total	38,078	24,443	13,635	4,479	9,156	$66	$9,222
Corporate and Other
Corporate	426	1,213	(787)	35	(822)
Video	6,725	5,660	1,065	164	901
Acquisition-related items	—	37	(37)	1,131	(1,168)
Certain significant items	—	57	(57)	—	(57)
Eliminations and consolidations	(1,290)	(941)	(349)	—	(349)
AT&T Inc.	$43,939	$30,469	$13,470	$5,809	$7,661

Three Months Ended
Dollars in millions
Unaudited
March 31, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,402	$9,569	$7,833	$2,045	$5,788	$—	$5,788
Business Wireline	6,266	3,887	2,379	1,286	1,093	—	1,093
Consumer Wireline	3,111	1,879	1,232	712	520	—	520
Total Communications	26,779	15,335	11,444	4,043	7,401	—	7,401
WarnerMedia	7,765	5,605	2,160	161	1,999	15	2,014
Latin America
Vrio	887	783	104	147	(43)	4	(39)
Mexico	703	714	(11)	134	(145)	—	(145)
Total Latin America	1,590	1,497	93	281	(188)	4	(184)
Segment Total	36,134	22,437	13,697	4,485	9,212	$19	$9,231
Corporate and Other
Corporate	534	1,012	(478)	90	(568)
Video	7,407	6,020	1,387	591	796
Acquisition-related items	—	182	(182)	2,056	(2,238)
Certain significant items	—	(658)	658	—	658
Eliminations and consolidations	(1,296)	(922)	(374)	—	(374)
AT&T Inc.	$42,779	$28,071	$14,708	$7,222	$7,486